                                                                   Exhibit 23.13


                      Consent of Independent Accountants


The Board of Directors
VitalTone Inc.

We consent to the incorporation by reference of our report, which is included in Amendment No. 3 to the registration statement on Form S-1 of Internet Capital Group, Inc. (No. 333-91447) into this registration statement.


/s/ KPMG LLP


Mountain View, California
December 14, 1999